Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
Debt
The following tables summarizes the carrying value of our outstanding debt as of December 31, 2013 and 2012:

	Coupon	Carrying Value as of	Effective	Carrying Value as of	Effective
	Rate	December 31, 2013	Interest Rate	December 31, 2012	Interest Rate
	(In millions, except percentages)
Long-Term Debt
Senior notes due 2015	1.625%	$599	1.805%	$599	1.805%
Senior notes due 2015	0.700%	250	0.820%	250	0.820%
Senior notes due 2017	1.350%	1,000	1.456%	999	1.456%
Senior notes due 2020	3.250%	498	3.389%	498	3.389%
Senior notes due 2022	2.600%	999	2.678%	999	2.678%
Senior notes due 2042	4.000%	743	4.114%	742	4.114%
Total senior notes		4,089		4,087
Other indebtedness		28		19
Total long-term debt		$4,117		$4,106

Short-Term Debt
Senior notes due 2013	0.875%	N/A		$400	1.078%
Other indebtedness		$6		13
Total short-term debt		6		413
Total Debt		$4,123		$4,519

Senior Notes

In July 2012, we issued senior unsecured notes, or senior notes, in an aggregate principal amount of $3 billion, of which $250 million will mature in July 2015, $1 billion will mature in July 2017, $1 billion will mature in July 2022 and $750 million will mature in July 2042. Interest on these senior notes is payable semiannually on January 15 and July 15. Additionally, we have other senior notes outstanding in an aggregate principal amount of $1.1 billion, of which $600 million will mature in October 2015 and $500 million will mature in October 2020. Interest on these senior notes is payable semiannually on April 15 and October 15.

The effective interest rates for our fixed-rate senior notes include the interest payable, the amortization of debt issuance costs and the amortization of any original issue discount on these senior notes. Interest expense associated with these senior notes, including amortization of debt issuance costs, during the years ended December 31, 2013 and 2012 was approximately $105 million and $64 million, respectively. At December 31, 2013, the estimated fair value of these senior notes included in long-term debt was approximately $3.9 billion.

The indenture pursuant to which the senior notes were issued includes customary covenants that, among other things, limit our ability to incur, assume or guarantee debt secured by liens on specified assets or enter into sale and lease-back transactions with respect to specified properties, and also includes customary events of default.
Other Indebtedness
Our other indebtedness is comprised of overdraft facilities, notes payable and capital lease obligations. We have formal overdraft facilities in India bearing interest on drawn balances at approximately a 10% rate per annum. Drawn balances are expected to be repaid in more than one year. Notes payable is comprised primarily of a note that bears interest at 6.3% per annum and has a maturity date of July 2034. Our capital leases have maturity dates from February 2014 to September 2014 and bear interest at rates ranging from 3% to 7% per annum. The present value of future minimum lease payments as of December 31, 2013 was $5 million with imputed interest of less than $1 million.
Commercial Paper
We have a $2 billion commercial paper program pursuant to which we may issue commercial paper notes with maturities of up to 397 days from the date of issue in an aggregate principal amount of up to $2 billion at any time outstanding. As of December 31, 2013, there were no commercial paper notes outstanding.
Credit Agreement
In 2011, we entered into a credit agreement that provides for an unsecured $3 billion five-year revolving credit facility that includes a $300 million letter of credit sub-facility and a $100 million swingline sub-facility, with available borrowings under the revolving credit facility reduced by the amount of any letters of credit and swingline borrowings outstanding from time to time. We may also, subject to the agreement of the applicable lenders, increase the commitments under the revolving credit facility by up to $1 billion. Funds borrowed under the credit agreement may be used for general corporate purposes.
As of December 31, 2013, no borrowings or letters of credit were outstanding under our $3 billion credit agreement. However, as described above, we have a $2 billion commercial paper program and maintain $2 billion of available borrowing capacity under our credit agreement in order to repay commercial paper borrowings in the event we are unable to repay those borrowings from other sources when they become due. Accordingly, at December 31, 2013, $1 billion of borrowing capacity was available for other purposes permitted by the credit agreement.
Loans under the credit agreement bear interest at either (i) the London Interbank Offered Rate (“LIBOR”) plus a margin (based on our public debt credit ratings) ranging from 0.625 percent to 1.125 percent or (ii) a formula based on the agent bank's prime rate, the federal funds effective rate or LIBOR plus a margin (based on our public debt credit ratings) ranging from zero percent to 0.125 percent. The credit agreement will terminate and all amounts owing thereunder will be due and payable on November 22, 2016, unless (a) the commitments are terminated earlier, either at our request or, if an event of default occurs, by the lenders (or automatically in the case of certain bankruptcy-related events of default), or (b) the maturity date is extended upon our request, subject to the agreement of the lenders. The credit agreement contains customary representations, warranties, affirmative and negative covenants, including a financial covenant, events of default and indemnification provisions in favor of the banks. The negative covenants include restrictions regarding the incurrence of liens, subject to certain exceptions. The financial covenant requires us to meet a quarterly financial test with respect to a minimum consolidated interest coverage ratio.

We were in compliance with all covenants in our outstanding debt instruments for the period ended December 31, 2013.

Future Maturities

Expected future principal maturities as of December 31, 2013 are as follows (in millions):

Fiscal Years:
2014	$7
2015	852
2016	—
2017	1,000
2018	—
Thereafter	2,260
$4,119